Exhibit 99.1

FOR IMMEDIATE RELEASE

For Further Information:
C. Brett Burford	Hala Elsherbini
Chief Financial Officer	Halliburton Investor Relations
(972) 393-3800	(972) 458-8000
investorrelations@craftmade.com	hala@halliburtonir.com

Craftmade International, Inc. to Move its Stock Listing to OTCQX

COPPELL, TEXAS, November 9, 2009 – Craftmade International, Inc. (Nasdaq: CRFT) (the “Company”) today announced that it has notified the NASDAQ Stock Market (“Nasdaq”) of its intent to voluntarily delist its common stock from the NASDAQ Global Market. The Company also intends to subsequently deregister its common stock with the SEC and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company expects that its shares will continue to trade under the “CRFT” ticker symbol (OTCQX: CRFT).

Craftmade is delisting from Nasdaq and deregistering with the SEC as part its ongoing efforts to reduce expenses and improve financial results. The Company intends to move its common stock listing to OTCQX, the premier tier of the U.S. over-the-counter market, operated by Pink OTC Markets Inc. Pink OTC Markets reports that small companies typically save $500,000 to $750,000 annually by moving their listing from a national exchange and deregistering under the Exchange Act. Craftmade anticipates realizing annual savings at the high end of this range, without compromising the trustworthiness of its financial disclosures or the trading liquidity of its shares. The Company also expects that this change will free up considerable time for management to focus on Craftmade’s strategy and operating performance

Among other savings, the Company will no longer bear the significant financial burden of complying with the Sarbanes-Oxley Act of 2002, which would otherwise be increasing in the current fiscal year. Current regulations now require smaller reporting companies to obtain auditor attestation on the effectiveness of the company’s internal controls for fiscal years ending after June 15, 2010. The Company also expects significant savings related to legal and auditor reviews of SEC disclosures, as well as accounting and other administrative fees related to the Company’s Nasdaq listing and SEC reporting requirements.

The Company chose the OTCQX marketplace because it requires member companies to adhere to a rigorous set of financial disclosures. Specifically, OTCQX-listed issuers are required to publicly disclose annual audited financial statements, unaudited quarterly financial statements and current information pertaining to material events and trading by insiders. The Company believes that these disclosures, which will be reviewed by a reputable investment bank sponsor, will provide its shareholders with the ability to monitor the Company’s progress and make informed investment decisions. In addition, the Company currently intends to continue to hold annual meetings of stockholders.

“Craftmade has been looking closely at all aspects of its operations in recent months, and has made many changes to create the most efficient business possible during these difficult economic times,” commented J. Marcus Scrudder, Craftmade’s Chief Executive Officer. “We’re taking this important step with our shareholders’ interests in mind. The burden of reporting under the Exchange Act and in recent years the added burden of Sarbanes-Oxley have become too much for many small companies like Craftmade. After careful consideration, the Company believes that by moving its stock listing to OTCQX, it can re-invest significant resources to help drive growth and profitability. We believe that by utilizing the OTCQX platform, material savings can be achieved while still providing reliable information to our shareholders. We were very excited to learn that other companies who have moved to OTCQX have seen only a slight reduction in trading volume and little impact on share value.”

Management will further address the Company’s decision to move its listing to OTCQX in conjunction with its Fiscal First Quarter 2010 earnings conference call, tentatively planned for Thursday, November 12 at 11:00 a.m. E.T. Conference call details will be provided prior to that time.

PROCEDURAL DETAILS

The Company intends to file a Form 25 with the Securities and Exchange Commission (the “SEC”) on or about November 19, 2009, to effect the voluntary delisting of its common stock from the NASDAQ Global Market, with the delisting of its common stock taking effect no earlier than 10 days thereafter, or on November 29, 2009. As a result, the Company expects that the last day of trading of its common stock on the NASDAQ Global Market will be on or about November 27, 2009. The Company is currently taking the steps necessary so that the common stock may be listed on the OTCQX, and expects to be listed on or about November 30, 2009.

Following the effectiveness of the Form 25 filing, the Company’s common stock will not be eligible for trading on any national exchange or the OTC Bulletin Board, although the Company intends to comply with rules permitting its common stock to be quoted on OTCQX immediately upon de-listing from Nasdaq. These rules require at least one market maker to quote the Company’s common stock after complying with certain filing and disclosure rules or by complying with the unsolicited customer order rule. Currently the Company has multiple market makers for its common stock that are active on Pink OTC Markets trading platform. In addition, OTCQX requires companies to engage an approved dedicated advisor for disclosure, to advise them on proper disclosure under the OTCQX Alternate Reporting Standard, and to certify that listing and disclosure requirements have been met. To this end, the Company has engaged B. Riley & Co. LLC as its advisors. Given that the Company is in good standing with Nasdaq and current in all its filings, it doesn’t anticipate any difficulties in meeting all requirements to list its common stock on OTCQX, although there can be no assurances that it will be able to do so.

Additionally, after the Form 25 becomes effective, the Company intends to file a Form 15 with the SEC to voluntarily deregister its common stock and suspend its reporting obligations under the Exchange Act. As a result of the filing of the Form 15, the Company’s obligation to file reports and forms with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, will be suspended immediately and will terminate when the deregistration becomes effective 90 days after the Form 15 is filed. The Company intends to immediately begin reporting under OTCQX requirements, including annual audited financial statements, unaudited quarterly financial statements and current information. The Company is eligible to deregister its common stock under the Exchange Act because it has fewer than 300 stockholders of record. As of October 20, 2009 the Company had 75 registered shareholders.

The unanimous decision by the Company’s Board of Directors to voluntarily delist and deregister the common stock is a cost savings step that will reduce expenses significantly on an annual basis associated with the Company’s Nasdaq listing and compliance with SEC reporting requirements, which include legal, accounting and other administrative fees, including compliance with the Sarbanes-Oxley Act of 2002. Given the limited public trading volume and liquidity of the Company’s common stock, the Company does not believe the benefits of having its common stock listed on a national exchange and registered under the Exchange Act outweigh the associated annual costs. The Board of Directors believes that the Company’s stockholders will be better served if the Company spends more of its financial resources and Management’s time on the Company’s business without the substantial cost and time associated with having to comply with Nasdaq rules and SEC reporting obligations. The Board determined to delist, deregister and suspend public reporting obligations after extensive deliberations, advice of the Company’s legal counsel and other outside advisors, and careful consideration of the advantages and disadvantages of no longer being a public reporting company. The Board of Directors and management believe that the expense reductions inherent in delisting and deregistering the common stock will benefit the Company and its stockholders, and ultimately will serve to maximize the value of the Company.

The Board of Directors does not believe that delisting from Nasdaq and deregistering under the Exchange Act will materially impact the Company’s current operations, current relationships with employees, customers or suppliers, or its existing financing arrangements.

Founded in 1985, Craftmade International, Inc. is engaged in the design, manufacturing, distribution and marketing of a broad range of home décor products, including proprietary ceiling fans, lighting products and outdoor furniture. The Company distributes its premium products through a network of independent showrooms and mass retail customers through its headquarters and distribution facility in Coppell, Texas and manufacturing plant in Owosso, Michigan. More information about Craftmade International, Inc. can be found at www.craftmade.com.

Various statements in this Press Release or incorporated by reference herein, in future filings with the Securities and Exchange Commission, in press releases, and in oral statements made by or with the approval of authorized personnel constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and are indicated by words or phrases such as “may,” “will,” “should,” “could,” “might,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “forecasts,” “intends,” “potential,” “continue,” and similar words or phrases and involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from the future results, performance or achievements expressed in or implied by such forward-looking statements. These forward-looking statements include statements or predictions regarding among other items: revenues and profits; gross margin; customer concentration; customer buying patterns; sales and marketing expenses; general and administrative expenses; pricing and cost reduction activities; income tax provision and effective tax rate; realization of deferred tax assets; liquidity and sufficiency of existing cash, cash equivalents, and investments for near-term requirements; purchase commitments; product development and transitions; competition and competing technology; outcomes of pending or threatened litigation; and financial condition and results of operations as a result of recent accounting pronouncements. These forward-looking statements are based largely on expectations and judgments and are subject to a number of risks and uncertainties, many of which are beyond the Company’s control. Significant factors that cause the Company’s actual results to differ materially from its expectations are described in the Company’s Form 10-K under the heading of “Risk Factors.” The Company undertakes no obligation to publicly update or revise these Risk Factors or any forward-looking statements, whether as a result of new information, future events or otherwise.